Investment in Associates and Joint Ventures	12 Months Ended
Oct. 31, 2019
Investments accounted for using equity method [abstract]
Investment in Associates and Joint Ventures

NOTE 12:  INVESTMENT IN ASSOCIATES AND JOINT VENTURES

INVESTMENT IN TD AMERITRADE HOLDING CORPORATION

The Bank has significant influence over TD Ameritrade Holding Corporation (TD Ameritrade) and accounts for its investment in TD Ameritrade using the equity method. The Bank's equity share in TD Ameritrade's earnings, excluding dividends, is reported on a one-month lag basis. The Bank takes into account changes in the subsequent period that would significantly affect the results.

As at October 31, 2019, the Bank's reported investment in TD Ameritrade was 43.19% (October 31, 2018 – 41.61%) of the outstanding shares of TD Ameritrade with a fair value of $12 billion (US$9 billion) (October 31, 2018 – $16 billion (US$12 billion)) based on the closing price of US$38.38 (October 31, 2018 – US$51.72) on the New York Stock Exchange.

During the year ended October 31, 2019, TD Ameritrade repurchased 21.5 million shares (for the year ended October 31, 2018 – 5.5 million shares). Pursuant to the Stockholders Agreement in relation to the Bank's equity investment in TD Ameritrade, if stock repurchases by TD Ameritrade cause the Bank's ownership percentage to exceed 45%, the Bank is required to use reasonable efforts to sell or dispose of such excess stock, subject to the Bank's commercial judgment as to the optimal timing, amount, and method of sales with a view to maximizing proceeds from such sales. However, in the event that stock repurchases by TD Ameritrade cause the Bank's ownership percentage to exceed 45%, the Bank has no absolute obligation to reduce its ownership percentage to 45%. In addition, stock repurchases by TD Ameritrade cannot result in the Bank's ownership percentage exceeding 47%.

In connection with TD Ameritrade's acquisition of Scottrade Financial Services, Inc. (Scottrade) on September 18, 2017, TD Ameritrade issued 38.8 million shares, of which the Bank purchased 11.1 million pursuant to its pre-emptive rights. The Bank purchased the shares at a price of US$36.12. As a result of the share issuance, the Bank's common stock ownership percentage in TD Ameritrade decreased and the Bank realized a dilution gain of $204 million recorded in Other Income on the Consolidated Statement of Income. Refer to Note 13 for a discussion on the acquisition of Scottrade Bank.

Pursuant to the Stockholders Agreement in relation to the Bank's equity investment in TD Ameritrade, the Bank has the right to designate five of twelve members of TD Ameritrade's Board of Directors. The Bank's designated directors currently include the Bank's Group President and Chief Executive Officer and four independent directors of TD or TD's U.S. subsidiaries.

TD Ameritrade has no significant contingent liabilities to which the Bank is exposed. During the years ended October 31, 2019, and October 31, 2018, TD Ameritrade did not experience any significant restrictions to transfer funds in the form of cash dividends, or repayment of loans or advances.

The condensed financial statements of TD Ameritrade, based on its consolidated financial statements, are included in the following tables.

Condensed Consolidated Balance Sheets[1]
(millions of Canadian dollars)		As at
	September 30 2019	September 30 2018
Assets
Receivables from brokers, dealers, and clearing organizations	$3,212	$1,809
Receivables from clients, net	27,156	29,773

Other assets, net	27,303	17,811
Total assets	$57,671	$49,393
Liabilities
Payable to brokers, dealers, and clearing organizations	$4,357	$3,923
Payable to clients	35,650	30,126

Other liabilities	6,205	4,809

Total liabilities	46,212	38,858

Stockholders' equity[2]	11,459	10,535
Total liabilities and stockholders' equity	$57,671	$49,393
[1]	Customers' securities are reported on a settlement date basis whereas the Bank reports customers' securities on a trade date basis.
[2]

The difference between the carrying value of the Bank's investment in TD Ameritrade and the Bank's share of TD Ameritrade's stockholders' equity is comprised of goodwill, other intangibles, and the cumulative translation adjustment.

Condensed Consolidated Statements of Income
(millions of Canadian dollars, except as noted)	For the years ended September 30
	2019	2018	2017
Revenues
Net interest revenue	$2,036	$1,635	$903

Fee-based and other revenue	5,947	5,365	3,923

Total revenues	7,983	7,000	4,826
Operating expenses
Employee compensation and benefits	1,756	1,992	1,260

Other	2,245	2,434	1,639

Total operating expenses	4,001	4,426	2,899

Other expense (income)	94	142	95
Pre-tax income	3,888	2,432	1,832

Provision for income taxes	957	535	686
Net income[1,2]	$2,931	$1,897	$1,146
Earnings per share – basic (Canadian dollars)	$5.27	$3.34	$2.17

Earnings per share – diluted (Canadian dollars)	5.26	3.32	2.16
[1]

The Bank's equity share of net income of TD Ameritrade is based on the published consolidated financial statements of TD Ameritrade after converting into Canadian dollars and is subject to adjustments relating to the amortization of certain intangibles.

[2]

The Bank's equity share in TD Ameritrade earnings for the year ended October 31, 2018 includes a net favourable adjustment of $41 million (US$32 million) primarily representing the Bank's share of TD Ameritrade's remeasurement of its deferred income tax balances as a result of the reduction in the U.S. federal corporate income tax rate.

INVESTMENT IN IMMATERIAL ASSOCIATES OR JOINT VENTURES

Except for TD Ameritrade as disclosed above, no associate or joint venture was individually material to the Bank as of October 31, 2019, or October 31, 2018. The carrying amount of the Bank's investment in individually immaterial associates and joint ventures during the period was $3.2 billion (October 31, 2018 – $3.0 billion).

Individually immaterial associates and joint ventures consisted predominantly of investments in private funds or partnerships that make equity investments, provide debt financing or support community-based tax-advantaged investments. The investments in these entities generate a return primarily through the realization of U.S. federal and state income tax credits, including Low Income Housing Tax Credits, New Markets Tax Credits, and Historic Tax Credits.

The Bank recorded an impairment loss during the year ended October 31, 2018 of $89 million representing the immediate impact of lower future tax deductions on Low Income Housing Tax Credit (LIHTC) investments as a result of the reduction in the U.S. federal corporate tax rate, which was recorded in Other income (loss) on the Consolidated Statement of Income. This impairment loss does not include losses taken upon tax credit-related investments including LIHTC on a normal course basis. Refer to Note 25 for further details on the reduction of the U.S. federal corporate tax rate.